                      CINCINNATI FINANCIAL CORPORATION 10-Q


                                                                    Exhibit 99.1


                                CERTIFICATION OF
                             CHIEF EXECUTIVE OFFICER

           Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to

                  Section 906 of the Sarbanes-Oxley Act of 2002


In connection with the filing with the Securities and Exchange Commission of the Quarterly Report of Cincinnati Financial Corporation (the "Company") on Form 10-Q for the period ending September 30, 2002 (the "Report"), I, John J. Schiff, Jr., Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

            (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

            (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                          /s/  John J. Schiff, Jr.


                                          ____________________________________
                                          John J. Schiff, Jr.
                                          Chairman and Chief Executive Officer
                                          November 13, 2002